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                                   EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the following registration statement of the Harris Corporation Retirement Plan of our report dated November 23, 1999, with respect to the financial statements of the Harris Corporation Retirement Plan included in this Annual Report (Form 11-K) for the year ended June 30, 1999.

   Form S-8        No. 33-50169           Harris Corporation Retirement Plan



                                          Bray, Beck & Koetter



Melbourne, Florida
December 22, 1999